Recorded at Request of:

Land Title Guarantee Company

When Recorded Mail to:

Laura E. Hannusch, Esq.
Pillsbury Madison & Sutro LLP
Post Office Box 7880
San Francisco, CA 94120-7880



                                 DEED OF TRUST

                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


     THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Deed of Trust"), made as of January 1, 1999, is granted by ICG SERVICES, INC., a Delaware corporation ("Trustor"), to the PUBLIC TRUSTEE OF ARAPAHOE COUNTY, COLORADO ("Trustee"), for the benefit of TRINET REALTY CAPITAL, INC., a Maryland corporation ("Beneficiary"),

                              W I T N E S S E T H:

     For valuable consideration, receipt of which is acknowledged, Trustor hereby irrevocably grants, transfers and assigns to Trustee, IN TRUST, WITH POWER OF SALE, for the benefit and security of Beneficiary, all of the real property in the County of Arapahoe, State of Colorado, described in Exhibit A attached hereto and made a part hereof (the "Property"), known and numbered as 161 Inverness Drive West, Englewood, Colorado 80112;

     TOGETHER WITH all rents, issues, profits, royalties, bonuses, income and other benefits derived from or produced by the Property (subject, however, to the assignment of rents and profits to Beneficiary herein);

     TOGETHER WITH all right, title, estate and interest of Trustor in, to and under all leases (including, without limitation, the Lease dated as of January 15, 1998 (the "Lease"), between ICG Holdings, Inc. ("Tenant"), as tenant, and TriNet Essential Facilities X, Inc. ("TEFX"), as landlord) or subleases of the Property or any part thereof now or hereafter in effect, including all security or other deposits, advance or prepaid rents, and deposits or payments of similar nature;

     TOGETHER WITH all right, title, estate and interest of Trustor in and to all options to purchase or lease the Property or any part thereof or interest therein, and any greater estate in the Property now owned or hereafter acquired by Trustor;

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


     TOGETHER WITH all right, title, estate and interest of every kind and nature, at law or in equity, that Trustor now has or may hereafter acquire in the Property;

     TOGETHER WITH all easements, rights of way and rights appurtenant thereto, and all tenements, hereditaments and appurtenances thereof and thereto;

     TOGETHER WITH all water rights and conditional water rights that are appurtenant to or that have been used or are intended for use in connection with such land, including but not limited to (i) ditch, well, pipeline, spring and reservoir rights, whether or not adjudicated or evidenced by any well or other permit, (ii) all rights with respect to nontributary groundwater (and other groundwater that is subject to the provisions of Colorado Revised Statutes
Section 37-90-137(4) or the corresponding provisions of any successor statute) underlying said land, (iii) any permit to construct any water well, water from which is intended to be used in connection with such land, and (iv) all of Trustor's right, title and interest under any decreed or pending plan of augmentation or water exchange plan;

     TOGETHER WITH all right, title, estate and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right of way of any street, open or proposed, adjoining the Property, and any and all sidewalks, alleys, and strips and gores of land adjacent to or used in connection with the Property;

     TOGETHER WITH all buildings, structures and improvements now or hereafter located on the Property, including all fixtures, attachments, appliances, equipment, machinery, and other articles now or hereafter affixed or attached to such buildings, structures or improvements (all of which shall, to the full extent under applicable law, constitute real property) (the "Improvements");

     TOGETHER WITH all minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Property;

     TOGETHER WITH all development rights associated with the Property, whether previously or subsequently transferred to the Property from other real property or now or hereafter susceptible of transfer from the Property to other real property;

     TOGETHER WITH all furniture, furnishings, fixtures, equipment, appliances, machinery, attachments, goods, accounts receivable, general intangibles and other tangible and intangible personal property (to the extent any of which constitute personal property under applicable law) (the "Personal Property"), and all replacements, additions, substitutions and proceeds thereof or thereto, now or hereafter owned by Trustor or in which Trustor now or hereafter has any rights and that is now or hereafter located on or at, or affixed or attached to, or used in connection with the ownership, operation, management, maintenance or repair of the Property or the Improvements, including, but without limiting the generality of the foregoing, landscaping, water treatment, garage and power equipment and supplies, engines, lifting, cleaning, fire prevention, fire extinguishing, and communications apparatus, incinerating equipment, shades, awnings, screens, storm doors and windows, partitions, carpets, rugs, furnishings, televisions, radios, lamps, mirrors, paintings and other works of art, wall hangings, decorations, and maintenance equipment; and

     TOGETHER WITH all other claims and demands that Trustor now has or may hereafter acquire in the Property, the Improvements or the Personal Property, including all claims or demands to all proceeds of all insurance now or hereafter in effect with respect to the Property, the Improvements or the Personal Property, all awards made for the taking by condemnation or the power of eminent domain, or by any proceeding or purchase in lieu thereof, of the Property, the Improvements or the Personal Property, or any part thereof, or any damage or injury thereto, all awards resulting from a change of grade of streets, and all awards for severance damages.

     The entire Property, Improvements and Personal Property and all right, title, estate and interest described above and hereby conveyed to Trustee may hereafter be referred to collectively as the "Mortgaged Property."

     FOR THE PURPOSE OF SECURING THE FOLLOWING (collectively, the "Secured Obligations"):

     1. Payment of the entire indebtedness, in the principal sum of thirty-three million seventy-six thousand seven hundred fifty-four dollars ($33,076,754), with interest thereon, evidenced by the promissory note (the "Note") of even date herewith executed by Trustor and payable to the order of Beneficiary, and performance of each covenant and agreement of Trustor in the Note, and all modifications, amendments, replacements, extensions and renewals thereof and substitutions therefor, due and payable in full, unless accelerated, January 31, 2013.

     2. Performance of all obligations of Trustor under the loan agreement (the "Loan Agreement") of even date herewith between Trustor and Beneficiary relating to the loan evidenced by the Note and performance of each covenant and agreement of Trustor in the Loan Agreement, and all modifications, amendments, replacements, extensions and renewals thereof and substitutions therefor.

     3. Performance of all obligations of Trustor under this Deed of Trust and performance of each covenant and agreement of Trustor in this Deed of Trust, and all modifications, amendments, replacements, extensions and renewals thereof and substitutions therefor.

     4. Payment of all sums advanced by Beneficiary to protect the security of this Deed of Trust or the Mortgaged Property, with interest thereon at the Interest Rate (as defined in the Note).

     5. Payment of all other sums, with interest thereon, which may hereafter be loaned to Trustor, or its successors or assigns, by Beneficiary, when evidenced by a promissory note or promissory notes reciting that they are secured by this Deed of Trust.

     This Deed of Trust, the Note, the Loan Agreement and any other instrument given to evidence or further secure the payment and performance of any indebtedness or obligation secured hereby may hereafter be referred to collectively as the "Loan Documents."

     TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

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

                                   ARTICLE 1

                      Covenants and Agreements of Trustor

     1.1 Payment of Secured Obligations. Trustor shall pay when due the Secured Obligations, including, without limitation, the principal sum of, and all interest on, the indebtedness evidenced by the Note, all prepayment charges and late charges provided in the Note, and all other charges, fees and other sums as provided in the Loan Documents, and the principal of, and interest on, any future advances secured by this Deed of Trust.

     1.2 Care of Mortgaged Property. Trustor shall keep and maintain the Mortgaged Property and all abutting grounds, sidewalks, roads, parking areas and landscape areas in good condition and repair; not remove, demolish or substantially alter (except such alterations as may be required by applicable law) any of the Improvements without Beneficiary's prior written consent, which consent shall not be unreasonably withheld, except that Beneficiary's consent shall not be required with respect to alterations that cost less than fifty thousand dollars ($50,000) total and that do not affect in any way the structural, exterior or roof elements of the Mortgaged Property or the mechanical, electrical, plumbing, utility or life safety systems of the Mortgaged Property; complete promptly and in a good and workmanlike manner any building or other improvement that may be constructed on the Property, and promptly restore and repair, in like manner, to the equivalent of its original condition any building or other improvement that may be damaged or destroyed thereon, and, except as expressly provided herein to the contrary, pay when due all claims for labor performed and materials furnished therefor; comply with all laws, ordinances, regulations and requirements of any governmental authority and all covenants, conditions and restrictions now or hereafter applicable to the Mortgaged Property or any part thereof; not commit or permit any waste or deterioration of the Mortgaged Property; and not commit, suffer or permit any act to be done in or upon the Mortgaged Property in violation of any law, ordinance, regulation or requirement of governmental authority or any covenants, conditions or restrictions now or hereafter applicable to the Mortgaged Property or any part thereof. Unless required by applicable law or permitted by the express terms of the Lease, Trustor shall not allow changes in the use of the Mortgaged Property, or any part thereof, from the use being made as of the date of this Deed of Trust. Trustor shall not initiate or acquiesce in any change in the zoning classification of the Property without Beneficiary's prior written consent. Trustor shall do all things and perform all acts, in a timely and proper manner, that from the character or use of the Mortgaged Property are reasonably necessary or prudent to protect and preserve the value and condition of the Mortgaged Property.

     1.3 Required Insurance. Trustor, at Trustor's sole expense, shall at all times provide, maintain and keep in force the following policies of insurance:

     (a) insurance against loss or damage to the Mortgaged Property by fire and all other risks of physical loss covered by insurance of the type now known as "all risk," with difference in conditions coverage, in an amount not less than the full replacement cost of the Mortgaged Property (without deduction for depreciation), including the cost of debris removal, and such endorsements as Beneficiary may reasonably require, including the "Replacement Cost Endorsement"; boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, ventilation and air conditioning equipment, and elevator and escalator equipment, provided the Mortgaged Property contains equipment of such nature and insurance against loss of occupancy or use arising from any breakdown of any such items, in such amounts as Beneficiary may reasonably determine; and plate glass insurance in such amounts as Beneficiary may reasonably determine if the Mortgaged Property contains plate glass.

     (b) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Mortgaged Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than five million dollars ($5,000,000);
(ii) to continue this limit until required to be changed by Beneficiary in writing by reason of changed economic conditions making this protection inadequate; and (iii) to cover at least the following hazards: premises and operations; products and completed operations on an "if any" basis; independent contractors; blanket contractual liability for all written and oral contracts; and contractual liability covering the indemnities contained in this Deed of Trust to the extent available.

     (c) at all times during which Trustor has any employees, workers' compe nsation insurance, subject to the statutory limits of the State of Colorado, and employer's liability insurance with a limit of at least one million dollars ($1,000,000) per accident and per disease per employee, and one million dollars ($1,000,000) for disease aggregate in respect of any work or operations on or about the Mortgaged Property or in connection with the Mortgaged Property or its operations (if applicable).

     (d) such other insurance as may from time to time be reasonably required by Beneficiary against other insurable hazards, including, but not limited to, vandalism, earthquake, sinkhole and mine subsidence.

     1.4     Delivery of Policies, Payment of Premiums.

     (a) All insurance policies shall be issued by insurance companies authorized to do business in the State of Colorado and be approved by Beneficiary. The insurance companies must have a general policy rating of A- or better and a financial class of X or better by A.M. Best Company, Inc.

     (b) All insurance policies shall be issued and maintained in amounts, with deductibles, and in form satisfactory to Beneficiary in Beneficiary's reasonable judgment, and shall require not less than sixty (60) days' prior written notice to Beneficiary of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Trustor with respect to the Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Trustor or Beneficiary and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer that has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Document to which Trustor is a party becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding, or if in Beneficiary's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Trustor shall, in each instance promptly upon the request of Beneficiary and at Trustor's expense, obtain and deliver to Beneficiary a like policy (or, if and to the extent permitted by Beneficiary, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Document, as the case may be.

     (c) Without limiting the discretion of Beneficiary with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Mortgaged Property shall contain a standard mortgagee clause (without contribution) naming Beneficiary as mortgagee with loss proceeds payable to Beneficiary notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Beneficiary under the Loan Documents; or (iv) any change in title to or ownership of the Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents.

     (d) The original of each initial insurance policy or a copy of the original policy and a certificate of insurance shall be delivered to Beneficiary at the time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Beneficiary, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Trustor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Beneficiary evidence satisfactory to Beneficiary of the timely payment thereof. If any loss occurs at any time when Trustor has failed to perform Trustor's covenants and agreements in this paragraph, Beneficiary shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Trustor, to the same extent as if it had been made payable to Beneficiary.

     (e) Upon any foreclosure hereof or transfer of title to the Mortgaged Property in extinguishment of the whole or any part of the Secured Obligations, all of Trustor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies.

     1.5 Insurance Proceeds. If the Mortgaged Property or any part thereof is damaged or destroyed by any casualty, Trustor shall give prompt notice thereof to Beneficiary. Provided that Tenant shall have unconditionally ratified in writing its repair and restoration obligations pursuant to its Lease with respect to such casualty, Trustor and Tenant shall have the right to participate in the adjustment of any insurance claim arising from such casualty and shall have the right to approve any settlement or adjustment, which approval shall not unreasonably be withheld or delayed. Provided there is no Event of Default under this Deed of Trust (and no event has occurred which, with the passage of time, the giving of notice, or both, would constitute an Event of Default), and provided Trustor has (i) delivered to Beneficiary plans and specifications and a budget for such repair and restoration (all of which Beneficiary shall have approved in its reasonable judgment), and (ii) deposited with Beneficiary cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget over the amount of insurance proceeds received on account of such casualty, then Beneficiary shall make available to Trustor all insurance proceeds actually received by Beneficiary on account of such casualty, after deduction of Beneficiary's reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with settling such insurance claim, for application to the costs of such approved repair and restoration, as follows:

     (a) No more frequently than once per calendar month, Trustor may request that Beneficiary reimburse Trustor for costs incurred by Trustor for work in place to repair and restore the Mortgaged Property. Trustor's request shall certify that all work for which reimbursement is requested was performed in compliance with the plans and specifications approved by Beneficiary and all applicable laws, and shall include reasonably satisfactory evidence of the costs incurred by Trustor and unconditional lien releases in form and substance reasonably required by Beneficiary executed by all mechanic's, materialmen, laborers, suppliers and contractors who performed any portion of the repair work or supplied materials.

     (b) Within fifteen (15) days after receiving Trustor's request, Beneficiary shall approve or disapprove Trustor's request, which approval shall not be unreasonably withheld, by written notice to Trustor. If Beneficiary approves all or any portion of a request and Beneficiary has received (and not previously disbursed) insurance proceeds, then Beneficiary's approval shall include a check in the amount approved by Beneficiary. If Beneficiary disapproves all or any portion of a request, then Beneficiary's notice shall state the reasons for that disapproval. Beneficiary's failure to deliver a notice approving or disapproving a request shall be conclusively deemed Beneficiary's disapproval of the request. In addition, Beneficiary shall have the right to impose other conditions upon disbursement so long as they are consistent with customary construction loan disbursement practices. Beneficiary shall maintain in an interest-bearing account any proceeds of insurance held by Beneficiary and any sums deposited with Beneficiary by Trustor pursuant to this section 1.5, and so long as no Event of Default by Trustor under this Deed of Trust has occurred, interest earned on such account shall be disbursed to Trustor upon completion of such repair and restoration, except to the extent such interest has been applied to the costs of such repair and restoration.

     Except to the extent that such insurance proceeds are received by Beneficiary and applied to the indebtedness secured hereby, nothing herein shall excuse Trustor from repairing or maintaining the Mortgaged Property in accordance with section 1.2 hereof or restoring all damage to or destruction of the Mortgaged Property, regardless of whether or not there are such insurance proceeds available or whether any such insurance proceeds are sufficient in amount, and the application or release by Beneficiary of any such insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to any such notice.

     1.6 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Trustor in and to all policies of insurance required by this Deed of Trust shall inure to the benefit of and pass to the successor in interest to Trustor, or the purchaser or grantee of the Mortgaged Property.

     1.7  Environmental Audit.

     If any event of default occurs under this Deed of Trust, Beneficiary shall have the right, but no obligation, at the expense of Trustor, to conduct reasonable environmental testing of the Mortgaged Property, including (if Beneficiary determines it is reasonably necessary or appropriate) a comprehensive environmental assessment of the Mortgaged Property and soil and groundwater sampling, in scope satisfactory to Beneficiary, prepared by an engineer selected by Beneficiary, in order to ascertain whether any Hazardous Substances are present or any Release or threatened Release of any Hazardous Substances has occurred in, on or under the Mortgaged Property (or any nearby real property that could migrate to the Mortgaged Property) or any violation of any Environmental Laws exists at the Mortgaged Property. Trustor shall, on demand, pay to Beneficiary all sums expended by Beneficiary in connection with any such comprehensive environmental assessment, together with interest thereon from the date of expenditure until paid at the Interest Rate.

1.8  Taxes, Assessments and Impositions.

     (a) Trustor agrees to pay, at least ten (10) days prior to delinquency, all real property taxes and assessments, general and special, and all other taxes, assessments, fees, levies and charges of every kind or nature whatsoever, including all non-governmental levies or assessments such as maintenance charges, owner association dues or charges, or assessments, fees, levies or charges resulting from covenants, conditions or restrictions affecting the Mortgaged Property, that are assessed against or imposed upon the Mortgaged Property, or become due and payable with respect thereto, or that create, may create, appear to create or are secured by a lien upon the Mortgaged Property, or any part thereof (all of which taxes, assessments, fees, levies and charges are hereinafter referred to as "Impositions"); provided, however, that if, by law, any such Imposition is payable, or may at the option of Trustor be paid, in installments, Trustor may pay such installment s together with any accrued interest on the unpaid balance of such Imposition in installments as such installments become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest. If Trustor fails to pay any Impositions as required by this Deed of Trust, Beneficiary may pay such Impositions, and Trustor shall, on demand, pay to Beneficiary the amount of all such Impositions incurred by Beneficiary, together with interest thereon from the date of expenditure until paid at the Interest Rate.

     (b) If at any time after the date hereof there shall be assessed or imposed any tax, assessment, levy or fee on Beneficiary and measured by or based in whole or in part on this Deed of Trust or upon the amount of the outstanding indebtedness or obligations secured hereby, then all such taxes, assessments, levies and fees shall be deemed to be included within the term "Impositions" as defined in this section 1.8 and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions. If it is unlawful for Trustor to pay any such tax, assessment, levy or fee, at the option of Beneficiary, all indebtedness and obligations secured hereby, together with all accrued interest thereon, shall immediately become due and payable; provided, however, that Beneficiary shall not accelerate the Secured Obligations if such taxes, assessments or fees total one hundred thousand dollars ($100,000) or less in the aggregate.

     (c) Trustor shall furnish Beneficiary, within thirty (30) days after the date upon which any Imposition is due and payable, official receipts of the appropriate taxing authority, or other proof reasonably satisfactory to Beneficiary, evidencing the payment thereof.

     (d) In the event that Trustor reasonably and in good faith disputes the validity or amount of any Impositions, then Trustor shall have the right to defer payment thereof, provided that (i) Trustor shall have given Beneficiary written notice of such contest and the nature thereof and Trustor shall thereafter diligently and continuously prosecute such contest to completion or compromise, (ii) no such deferral of payment shall result in any fines or penalties being assessed against Trustor, Beneficiary or the Mortgaged Property or any lien foreclosure rights against the Mortgaged Property being commenced,
(iii) Trustor shall promptly pay any amounts (including any interest, fines or penalties) finally determined to be owing, and (iv) at Beneficiary's reasonable request, Trustor shall provide such bond or other security as may be necessary to protect Beneficiary and the Mortgaged Property against any loss or liability.

     (e) At the request of Beneficiary, Trustor shall deposit with either the property manager of the Property or to Beneficiary, at Beneficiary's election, in monthly installments in advance on the first day of each month, an amount sufficient, as reasonably estimated by Beneficiary, to pay all Impositions next due on the Mortgaged Property. In such event Beneficiary elects to collect such payment, Trustor further agrees, upon Beneficiary's request, to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents, and provided Trustor has deposited sufficient funds with Beneficiary pursuant to this section 1.8, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such Impositions as may then or subsequently be due, Beneficiary may notify Trustor and Trustor shall immediately deposit an amount equal to the deficiency with Beneficiary. If at any time the funds deposited with Beneficiary exceed the amount deemed necessary by Beneficiary to pay such Impositions as may then or subsequently be due, such excess shall be credited to Trustor on the next monthly installment or installments of such funds. Upon payment and performance in full of all indebtedness and obligations secured by this Deed of Trust, Beneficiary shall promptly refund to Trustor any such funds held by Beneficiary. Trustor grants to Beneficiary a security interest in all funds deposited with Beneficiary, and such funds are pledged by Trustor to Beneficiary, for the purpose of securing all indebtedness and obligations secured by this Deed of Trust. Nothing herein shall cause Beneficiary to be deemed a trustee of such funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this section 1.8. Beneficiary may commingle such deposits with its own funds and Trustor shall not be entitled to any interest thereon.

     (f) Trustor agrees not to suffer, permit or initiate the joint assessment of any real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Mortgaged Property as a single lien.

     (g) If requested by Beneficiary, Trustor shall, at the expense of Trustor, furnish to Beneficiary a tax reporting service covering the Mortgaged Property of the type and duration and with a company required by Beneficiary.

     1.9 Utilities. Trustor shall pay when due all utility assessments and charges for gas, electricity, fuel, water, steam, sewer, drainage, refuse disposal, telephone and other services furnished to or for the benefit of the Mortgaged Property and all other assessments or charges of a similar nature, whether public or private, affecting the Mortgaged Property or any portion thereof, whether or not such assessments or charges are liens on the Mortgaged Property, subject to Trustor's right to contest Impositions as provided in
Section 1.8(d) of this Deed of Trust.

     1.10 Actions Affecting Mortgaged Property. Trustor shall appear in, contest and defend any action or proceeding purporting to affect the Mortgaged Property, the security of this Deed of Trust or the rights or powers of Beneficiary under this Deed of Trust. Trustor shall pay all costs and expenses, including cost of evidence of title and attorneys' fees, in any such action or proceeding in which Beneficiary may appear.

     1.11 Actions by Trustee or Beneficiary To Preserve Mortgaged Property. If Trustor fails to make any payment or to do any other act as and in the manner provided in any of the Loan Documents, Beneficiary, without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation, may make or do the same in such manner and to such extent as either may deem reasonably necessary to protect the security of this Deed of Trust. In connection therewith (without limiting its general powers), Beneficiary shall have and is hereby given the right, but not the obligation:
(a) to enter upon and take possession of the Mortgaged Property; (b) to make additions, alterations, repairs and improvements to the Mortgaged Property that they or either of them may reasonably consider necessary or proper to keep the Mortgaged Property in good condition and repair; (c) to appear and participate in any action or proceeding affecting or that may affect the Mortgaged Property, the security of this Deed of Trust, or the rights or powers of Beneficiary or Trustee under this Deed of Trust; (d) to perform the obligations of Trustor as landlord under any Leases encumbering the Mortgaged Property; (e) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt that in the judgment of either may affect or appears to affect the security of this Deed of Trust or may be prior or superior hereto, subject to Trustor's right to contest certain Liens as provided in Section 1.15 of this Deed of Trust; and (f) in exercising such powers, to pay necessary expenses, including employment of attorneys or necessary or desirable consultants. Trustor shall, on demand, pay to Beneficiary all amounts paid by Beneficiary and all reasonable costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing rights, including costs of evidence of title, court costs, appraisals, surveys and attorneys' fees, together with interest thereon from the date of expenditure until paid at the Interest Rate.

     1.12 Title. Trustor represents and warrants to Beneficiary that (a) Trustor has good and marketable fee simple absolute title to the Mortgaged Property, free and clear of all liens, encumbrances, leases, easements, restrictions, rights, covenants and conditions, subject only to the matters approved in writing by Beneficiary and shown as exceptions in the policy of title insurance issued to Beneficiary insuring this Deed of Trust, (b) this Deed of Trust is a valid and enforceable lien on the Mortgaged Property subject only to such approved exceptions, (c) Trustor shall maintain and preserve the lien of this Deed of Trust until all indebtedness and obligations secured by this Deed of Trust have been fully paid and performed, and (d) Trustor has full legal right, power and authority to execute and deliver this Deed of Trust and to convey the Mortgaged Property as provided in this Deed of Trust. Trustor shall forever warrant and defend title to the Mortgaged Property as aforesaid against all claims and demands whatsoever.

     1.13 Eminent Domain. If the Mortgaged Property, or any part thereof or interest therein, is taken or damaged by reason of any public improvement or condemnation proceeding, or by exercise of the power of eminent domain, or in any other manner, or if Trustor receives any notice or other information regarding any such proceeding, Trustor shall give prompt notice thereof to Beneficiary.

     (a) Except as expressly provided herein to the contrary, Beneficiary shall have the right to receive all proceeds, compensation, awards, damages and other payments on account of any such taking or damage, but no prepayment premium shall be payable with respect to such amounts so received by Beneficiary. Beneficiary shall have the right to commence, appear in and prosecute in its own name any action or proceeding and to make any compromise or settlement in connection with any such taking or damage. Trustor hereby absolutely and irrevocably assigns all such proceeds, compensation, awards, damages and other payments to Beneficiary, and Trustor agrees to execute such further assignments of any such proceeds as Beneficiary may require. Beneficiary shall not be responsible for any failure to collect any such proceeds, regardless of the cause of such failure.

     (b) In the event the Mortgaged Property, or any part thereof or interest therein, is so taken or damaged, Beneficiary shall have the right, in its sole and complete discretion except as expressly provided herein to the contrary, regardless of any impairment of security or lack thereof, to apply all or any part of such proceeds, without prepayment premium, after deducting therefrom all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Beneficiary in connection with such proceeds, (i) to any indebtedness secured hereby and in such order as Beneficiary may determine, or (ii) to the restoration of the Mortgaged Property, or (iii) to Trustor.

     (c) In the event of any taking other than a taking of all or a substantial portion of the Mortgaged Property such that the remaining portion is not suitable for Trustor's purposes, Trustor shall restore the Mortgaged Property to an integrated architectural unit. Provided there is no Event of Default under this Deed of Trust (and no event has occurred that, with the passage of time, the giving of notice, or both, would constitute an Event of Default), and provided Trustor has (i) delivered to Beneficiary plans and specifications and a budget for such repair and restoration (all of which Beneficiary shall have approved in its reasonable judgment), and (ii) deposited with Beneficiary cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget over the amount of condemnation award proceeds received on account of such taking, after deducting therefrom all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Beneficiary in connection with such proceeds, then Beneficiary shall make available to Trustor all condemnation award proceeds actually received by Beneficiary on account of such taking, for application to the costs of such approved repair and restoration, as follows:

     (A) No more frequently than once per calendar month, Trustor may request that Beneficiary reimburse Trustor for costs incurred by Trustor for work in place to repair and restore the Mortgaged Property. Trustor's request shall certify that all work for which reimbursement is requested was performed in compliance with the plans and specifications approved by Beneficiary and all applicable laws, and shall include reasonably satisfactory evidence of the costs incurred by Trustor and unconditional lien releases in form and substance reasonably required by Beneficiary executed by all mechanic's, materialmen, laborers, suppliers and contractors who performed any portion of the repair work or supplied materials.

     (B) Within fifteen (15) days after receiving Trustor's request, Beneficiary shall approve or disapprove Trustor's request, which approval shall not be unreasonably withheld, by written notice to Trustor. If Beneficiary approves all or any portion of a request and Beneficiary has received (and not previously disbursed) condemnation award proceeds, then Beneficiary's approval shall include a check in the amount approved by Beneficiary. If Beneficiary disapproves all or any portion of a request, then Beneficiary's notice shall state the reasons for that disapproval. Beneficiary's failure to deliver a notice approving or disapproving a request shall be conclusively deemed Beneficiary's disapproval of the request. In addition, Beneficiary shall have the right to impose other conditions upon disbursement so long as they are consistent with customary construction loan disbursement practices. Beneficiary shall maintain in an interest-bearing account any condemnation award held by Beneficiary and any sums deposited with Beneficiary by Trustor pursuant to this section 1.13, and so long as no Event of Default under this Deed of Trust has occurred, interest earned on such account shall be disbursed to Trustor upon completion of such repair and restoration, except to the extent such interest has been applied to the costs of such repair and restoration.

     (d) Except to the extent that such proceeds are received by Beneficiary and applied to the indebtedness secured hereby, nothing herein shall excuse Trustor from repairing or maintaining the Mortgaged Property in accordance with section
1.2 hereof or restoring all damage to or destruction of the Mortgaged Property, regardless of whether or not there are such proceeds available or whether any such proceeds are sufficient in amount, and the application or release by Beneficiary of any such proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to any such notice.

     1.14 Inspections. Beneficiary, and its agents or representatives, are authorized to enter at any reasonable time, with reasonable prior notice (except that prior notice shall not be required in the event of an emergency), upon or in any part of the Mortgaged Property for the purpose of inspecting the same, for the purpose of ascertaining Trustor's compliance with this Deed of Trust, and for the purpose of performing any of the acts Beneficiary is authorized to perform under any of the Loan Documents.

     1.15 Liens. Trustor shall pay and discharge, at Trustor's cost and expense, as and when payment is due, all liens, encumbrances, claims, charges and indebtedness upon the Mortgaged Property, or any part thereof or interest therein, or affecting the security of this Deed of Trust, including any mechanics', laborer's, materialmen's, supplier's or vendor's lien, whether inferior or superior to this Deed of Trust. If Trustor reasonably and in good faith disputes the validity of any such lien, encumbrance, claim, charge or indebtedness, then Trustor shall have the right to defer payment thereof, provided that (a) Trustor shall have given Beneficiary written notice of such contest and the nature thereof and Trustor shall thereafter diligently and continuously prosecute such contest to completion or compromise, (b) no such deferral of payment shall result in any fines or penalties being assessed against Trustor, Beneficiary or the Mortgaged Property or any lien foreclosure rights against the Mortgaged Property being commenced, (c) Trustor shall promptly pay any amounts (including any interest, fines or penalties) finally determined to be owing, and (d) at Beneficiary's reasonably request, Trustor shall provide such bond or other security as may be necessary to protect Beneficiary and the Mortgaged Property against any loss or liability.

     1.16 Leases. Trustor shall pay, perform and discharge, as and when payment, performance and discharge are due, all obligations of Trustor as landlord under all leases (individually a "Lease" and collectively the "Leases") of the Mortgaged Property or any part thereof. Trustor shall give Beneficiary prompt notice of any default by Trustor claimed by any tenant under any Lease, together with a copy of any notice of default given by any such tenant to Trustor. Trustor diligently shall enforce all covenants and agreements of each tenant under the Leases and shall not waive or release any obligation or liability of any tenant under the Leases. Trustor shall not, without the prior consent of Beneficiary, which may be given or withheld in Beneficiary's absolute discretion, execute any new Lease, or renew or extend the term of any Lease, or amend or modify any Lease, or cancel, terminate or accept the surrender of any Lease. Trustor shall not accept prepayment of any rent under the Leases more than one (1) month in advance. Trustor shall not create any lien or security interest that would be superior to the Leases or would, upon foreclosure, extinguish the Leases. Trustor shall, at Trustor's expense, appear in and defend any action or proceeding arising from or connected with any of the Leases, or any obligation or liability of Trustor as landlord thereunder, or any obligation or liability of any tenant or any guarantor of any tenant thereunder. Trustor shall, at any time and from time to time upon request by Beneficiary, execute, acknowledge and deliver to Beneficiary an assignment of the Leases, in form and substance satisfactory to Beneficiary, to transfer and assign Trustor's interest in the Leases to Beneficiary. Trustor shall furnish to Beneficiary copies of all Leases requested by Beneficiary.

     1.17  Intentionally Deleted.

     1.18 Beneficiary's Powers. Without affecting the liability of any other person liable for the payment or performance of any indebtedness or obligation secured hereby, and without affecting the lien of this Deed of Trust upon any portion of the Mortgaged Property not then or theretofore released as security for the indebtedness and obligations secured hereby, Beneficiary may, from time to time and without notice, (a) release any person so liable, (b) extend the maturity or alter any of the terms of any indebtedness or obligation secured hereby, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed, any parcel, portion or all of the Mortgaged Property,
(e) take or release any other or additional security for any indebtedness or obligation secured hereby, (f) make compositions or other arrangements with debtors in relation to any indebtedness or obligation secured hereby, or (g) advance additional funds to protect the security of this Deed of Trust and pay or discharge the obligations of Trustor hereunder or under the Loan Documents, and Trustor shall, on demand, pay to Beneficiary all amounts so advanced, together with interest thereon from the date of expenditure until paid at the Interest Rate.

     1.19 Financial Statements. Trustor shall deliver to Beneficiary as soon as practicable, but in any event within one hundred five (105) days after the close of each fiscal year of Trustor, an income statement, balance sheet and statement of cash flows of Trustor as at the end of such fiscal year, all certified as to accuracy by an independent certified public accountant or representative of Trustor acceptable to Beneficiary; provided, however, that so long as the Management Agreement (as defined in the Loan Agreement) remains in effect, the financial statements described in this sentence need not be certified by independent accountants. All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied. Such operating statement also shall show, in comparative form, the figures for the previous fiscal year and shall be in form and detail satisfactory to Beneficiary. Trustor shall furnish to Beneficiary, together with the foregoing financial statements and at any other time upon request of Beneficiary, a rent schedule for the Mortgaged Property, certified as to accuracy by Trustor, showing the name of each tenant and, for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid. Trustor shall prepare and maintain at all times at Trustor's address set forth in this Deed of Trust, or such other place as Beneficiary may approve in writing, proper, complete and accurate books of account and records adequate to reflect correctly the results of the operation of the Mortgaged Property and all items of income and expense in connection therewith and copies of all written contracts, leases and other documents that affect the Mortgaged Property. Beneficiary, and its agents and representatives, shall have the right at any reasonable time to examine and copy all such books of account, records, contracts, leases and other documents. In addition, Trustor shall deliver to Beneficiary: within forty-five (45) days after the end of each fiscal quarter, unaudited income statements, balance sheets and statements of cash flow of ICG Communications, Inc., a Delaware corporation ("ICGC"), and its consolidated subsidiaries, for such quarter; and no later than one hundred five (105) days after the end of each fiscal year, audited financial statements of ICGC and its consolidated subsidiaries ("ICGC Financial Statements") for such fiscal year, which ICGC Financial Statements shall include an audited consolidated income statement, balance sheet and statement of cash flow of ICGC and its consolidated subsidiaries as at the end of such fiscal year, a consolidated statement of operations of ICGC and its consolidated subsidiaries for such fiscal year, and a certificate of ICGC's auditor (which shall be a recognized national independent accounting firm) to the effect that such ICGC Financial Statements were prepared in accordance with generally accepted accounting principals consistently applied and fairly present the financial condition and operations of ICGC and its consolidated subsidiaries for and as at the end of such fiscal year.

     1.20 Trade Names. At the request of Beneficiary, Trustor shall execute a certificate in form satisfactory to Beneficiary listing the trade names under which Trustor intends to operate the Mortgaged Property, and representing and warranting that Trustor does business under no other trade names with respect to the Mortgaged Property. Trustor shall immediately notify Beneficiary in writing of any change in such trade names and shall, upon request of Beneficiary, execute any additional certificates revised to reflect the change in trade name.

     1.21 Acceleration on Transfer. If Trustor, or any successor or assign, sells, conveys, alienates, leases (other than to tenants approved by Beneficiary), assigns, transfers or encumbers, or contracts to sell, convey, alienate, lease (other than to tenants approved by Beneficiary), assign, transfer or encumber, all or any part of the Mortgaged Property or any interest in the Mortgaged Property, or if there is any change in the control or ownership of Trustor (other than due to a transfer of a partnership interest or control of a partner that, pursuant to Trustor's Limited Partnership Agreement, is permitted without the consent of any other partner), whether any of the foregoing events occurs in any manner, directly or indirectly, whether voluntary, involuntary or by operation of law, without the prior consent of Beneficiary, then, and in any such event, the entire unpaid balance of the principal sum of the Note and all accrued but unpaid interest thereon, and all other indebtedness secured by this Deed of Trust, shall become immediately due and payable at the election of Beneficiary, without notice. Trustor shall give reasonable notice to Beneficiary of any transaction or occurrence that may constitute a transfer of the Mortgaged Property or other event described in this section 1.21 prior to any such transfer or event. Trustor shall furnish in writing to Beneficiary all reasonable information concerning any proposed transfer of the Mortgaged Property or other such event that is requested by Beneficiary, including the name and address of the proposed transferee, financial statements of the proposed transferee, a full description of the business of the proposed transferee, the complete terms of the proposed transfer, and copies of all proposed transfer documents.

     1.22  Indemnification and Waivers.

     (a) If Beneficiary is made a party to any litigation or proceeding concerning this Deed of Trust or the Mortgaged Property or any part thereof or interest therein, or the use or occupancy thereof, then Trustor shall indemnify and defend Beneficiary against and hold Beneficiary harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and expenses, incurred by Beneficiary in any such litigation or proceeding, whether or not any such litigation or proceeding is prosecuted to judgment. If Beneficiary commences an action against Trustor to enforce this Deed of Trust or because of the breach by Trustor of this Deed of Trust, or for the recovery of any sum secured hereby, Trustor shall pay to Beneficiary reasonable attorneys' fees and expenses, and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Trustor breaches any covenant or agreement in this Deed of Trust, Beneficiary may employ an attorney or attorneys to protect its rights hereunder and, in the event of such employment following any breach by Trustor, Trustor shall, on demand, pay to Beneficiary reasonable attorneys' fees and expenses incurred by Beneficiary, together with interest thereon from the date of expenditure until paid at the Interest Rate, whether or not an action is actually commenced against Trustor by reason of such breach.

     (b) Trustor waives any and all right to claim or recover against Beneficiary, its directors, officers, employees, agents and representatives, for loss of or damage to Trustor, the Mortgaged Property, Trustor's property or the property of others under Trustor's control from any cause insured against or required to be insured against by this Deed of Trust.

     (c) All sums payable by Trustor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction or any condemnation or similar taking of the Mortgaged Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Property or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Trustor or Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Trustor or Beneficiary, or by any court, in any such proceeding; (v) any claim that Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.


                                   ARTICLE 2

                        Assignment of Rents and Profits

     2.1 Assignment of Rents. Trustor hereby absolutely, unconditionally and irrevocably assigns and transfers to Beneficiary all rents, issues, profits, royalties, bonuses, income and other benefits derived from or produced by the Mortgaged Property (the "rents and profits"). Trustor hereby gives to and confers upon Beneficiary the right, power and authority to collect the rents and profits. Trustor irrevocably appoints Beneficiary its true and lawful attorney in fact, at the option of Beneficiary at any time and from time to time, either with or without taking possession of the Mortgaged Property, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Trustor or Beneficiary, for all of the rents and profits and apply the same to the indebtedness secured hereby. Trustor shall, nevertheless, have a revocable license to collect the rents and profits as they become due and payable (but not more than one (1) month in advance) but only before the occurrence of an event of default under this Deed of Trust and as long as no such event of default exists. The assignment of the rents and profits of the Mortgaged Property in this Deed of Trust is intended to be a present and absolute assignment from Trustor to Beneficiary and not merely the creation of a security interest. Beneficiary's right to collect the rents and profits is not contingent upon Beneficiary's taking possession of the Mortgaged Property.

     2.2 Collection Upon Default. Upon the occurrence of an event of default under this Deed of Trust, and as long as any such event of default exists, Trustor's license to collect the rents and profits shall terminate, and Beneficiary shall have the right, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the value of the Mortgaged Property or the adequacy of the security for the indebtedness or obligations secured hereby, to enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name sue for or otherwise collect the rents and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, upon any indebtedness secured hereby, and in such order as

Beneficiary may determine. The collection of the rents and profits, or the entering upon and taking possession of the Mortgaged Property, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.


                                   ARTICLE 3

                               Security Agreement

     3.1 Creation of Security Interest. Trustor hereby grants to Beneficiary a security interest in the Personal Property and in all amounts of money now or at any time hereafter deposited with or in the possession of Beneficiary for the purpose of securing the indebtedness and obligations secured by this Deed of Trust.

     3.2 Warranties, Representations and Covenants of Trustor. Trustor hereby warrants, represents and covenants as follows:

     (a) Except for the security interest granted hereby, Trustor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. Trustor shall notify Beneficiary of, and shall indemnify and defend Beneficiary and the Personal Property against, all claims and demands of all persons at any time claiming the Personal Property or any part thereof or any interest therein.

     (b) Trustor shall not lease, sell, convey or in any manner transfer the Personal Property without the prior consent of Beneficiary.

     (c) The Personal Property is not, and shall not be, used or bought for personal, family or household purposes.

     (d) The Personal Property shall be kept on or at the Property and Trustor shall not remove the Personal Property from the Property without the prior consent of Beneficiary, except for such portions or items of Personal Property as are consumed or worn out in ordinary usage, all of which Trustor shall promptly replace with new items of equal or better quality.

     (e) Trustor maintains a place of business in the State of Colorado at the address set forth in this Deed of Trust and Trustor shall immediately notify Beneficiary in writing of any change in its place of business.

     (f) At the request of Beneficiary, Trustor shall join Beneficiary in executing one or more financing statements and continuations and amendments thereof pursuant to the Uniform Commercial Code of Colorado in form satisfactory to Beneficiary, and Trustor shall pay the cost of filing the same in all public offices wherever filing is deemed by Beneficiary to be necessary or desirable.

     (g) All covenants and agreements of Trustor in this Deed of Trust relating to the Mortgaged Property shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

     (h) This Deed of Trust constitutes a security agreement as that term is used in the Uniform Commercial Code of Colorado. This Deed of Trust is also a financing statement (fixture filing), covers goods that are or are to become fixtures, and is to be recorded in the real estate records. Trustor is the record owner of the Property. For purposes of the fixture filing, Trustor is the Debtor and Beneficiary is the Secured Party. Trustor's Federal Tax Identification Number is 84-1448147.


                                   ARTICLE 4

                             Remedies Upon Default

     4.1 Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Deed of Trust:

     (a) an "Event of Default" (as defined in the Loan Agreement) occurs under the Loan Agreement; or

     (b) Failure to perform when due any covenant or agreement of Trustor in this Deed of Trust or any other obligation secured hereby, where such failure continues for more than ten (10) days after notice to Trustor of such failure with respect to any monetary default (other than the failure to pay principal or interest under the Note) or for more than thirty (30) days with respect to any non-monetary default; provided, however, that it shall not be an Event of Default hereunder if, with respect only to non-monetary defaults not capable of cure within such thirty (30) day period, Trustor commences the cure within such thirty (30) day period and completes such cure within ninety (90) days of its receipt of the notice of such failure; or

     (c) Any other default under or breach of any of the Loan Documents occurs, and such default continues (i) beyond any grace or cure period specified in such loan document for such default, or (ii) if no grace or cure period is specified, for more than ten (10) days after notice to Trustor with respect to any monetary default (other than the failure to pay principal or interest under the Note) or for more than thirty (30) days with respect to any non-monetary default; provided, however, that it shall not be an Event of Default hereunder if, with respect only to non-monetary defaults not capable of cure within such thirty
(30) day period, Trustor commences the cure within such thirty (30) day period and completes such cure within ninety (90) days of its receipt of the notice of such default.

     4.2 Acceleration and Certain Remedies. If any event of default under this Deed of Trust occurs, and as long as any such event of default exists, Beneficiary shall have the right to declare all indebtedness secured hereby to be immediately due and payable, and all such indebtedness shall thereupon become immediately due and payable, without any presentment, demand, protest or notice of any kind, all of which are expressly waived by Trustor, and Beneficiary shall have the following remedies:

     (a) Beneficiary shall have the right, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of the security, to enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name and do any acts that Beneficiary deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Property or increase the income therefrom or protect the security hereof, and, with or without taking possession of the Mortgaged Property, to sue for or otherwise collect the rents and profits of the Mortgaged Property, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, upon any indebtedness secured hereby, all in such order as Beneficiary may determine. The entering upon and taking possession of the Mortgaged Property, the collection of the rents and profits, and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Mortgaged Property or the collection, receipt and application of the rents and profits, Trustee or Beneficiary shall be entitled to exercise every right or remedy provided for in any of the Loan Documents or by law upon the occurrence of any event of default under this Deed of Trust, including the right to exercise the power of sale.

     (b) Beneficiary shall have the right to commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof.

     (c) Beneficiary shall have the right to exercise and enforce any or all of the rights and remedies available to a secured party under the Uniform Commercial Code of Colorado, including the right to:

     (i) Either personally or by means of a court appointed receiver, take possession of all or any part of the Personal Property and exclude therefrom Trustor and all others claiming under Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to, and exercise all rights and powers of Trustor in respect of the Personal Property or any part thereof, and Trustor agrees upon demand to turn over and deliver complete possession of the Personal Property to Beneficiary;

     (ii) Without notice to or demand upon Trustor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Personal Property, including paying, purchasing, contesting or compromising any encumbrance, charge or lien that is prior or superior to the security interest granted hereunder, and, in exercising any such powers or authority, to pay all expenses incurred in connection therewith;

     (iii) Require Trustor to assemble the Personal Property or any portion thereof, at a place designated by Beneficiary and reasonably convenient to

     Trustor and Beneficiary, and Trustor shall deliver the Personal Property to Beneficiary, or an agent or representative designated by Beneficiary, and Beneficiary, and its agents and representatives, shall have the right to enter upon any or all of Trustor's premises and property to exercise Beneficiary's rights hereunder; or

     (iv) Sell, lease or otherwise dispose of the Personal Property at public or private sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Beneficiary may determine. Beneficiary may be a purchaser at any such sale. Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall give Trustor at least ten (10) days' prior written notice of the time and place of any public or private sale of the Personal Property or other intended disposition thereof. Such notice may be mailed to Trustor at the address set forth at the beginning of this Deed of Trust.

     (d) Beneficiary shall have the right to deliver to Trustee a written declaration of default and demand for sale pursuant to the power of sale in this Deed of Trust.

     4.3 Foreclosure by Power of Sale. If Beneficiary elects to foreclose this Deed of Trust by exercise of the power of sale in this Deed of Trust, Beneficiary shall notify Trustee and shall deposit with Trustee such written notice of default and election to sell and such receipts or evidence of expenditures made and secured hereby as Trustee may require.

     (a) Beneficiary may foreclose this Deed of Trust, insofar as it encumbers the Property and Improvements, either by judicial action or through Trustee. Foreclosure through Trustee will be initiated by Beneficiary's filing of its notice of election and demand for sale with Trustee. Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of Colorado then in force with respect to such sales, and shall give four (4) weeks' public notice of the time and place of such sale by advertisement weekly in some newspaper of general circulation then published in the County or City and County in which the Property is located. Any sale conducted by Trustee pursuant to this section shall be held at the front door of the county courthouse for such County or City and County, or on the Property, or at such other place as similar sales are then customarily held in such County or City and County, provided that the actual place of sale shall be specified in the notice of sale. The proceeds of any sale under this section shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Secured Obligations in such order as Beneficiary may elect; any surplus remaining shall be paid over to Trustor or to such other person or persons as may be lawfully entitled to such surplus. At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase, which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Trustor, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be, and such deed shall operate to divest Trustor and all persons claiming under Trustor of all right, title and interest, whether legal or equitable, in the property described in the deed. Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Beneficiary or by Trustee or any similar officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

     (b) After deducting all costs, fees and expenses of Trustee and of this trust, including costs of evidence of title in connection with the sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under this Deed of Trust, not then repaid, with interest thereon from the date of expenditure until paid at the Interest Rate or the Default Rate (as defined in the Note), as applicable; all indebtedness and other obligations secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     (c) Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at the time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time and place fixed by the last postponement, or may, in its discretion, give a new notice of sale.

     (d) The power of sale under this Deed of Trust shall not be exhausted by any one or more sales (or attempts to sell) as to all or any portion of the Mortgaged Property remaining unsold, but shall continue unimpaired until all of the Mortgaged Property has been sold by exercise of the power of sale in this Deed of Trust and all indebtedness and obligations secured by this Deed of Trust have been paid and discharged in full.

     4.4 Appointment of Receiver. If an event of default under this Deed of Trust occurs, and as long as any such event of default exists, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the adequacy of the security or the then value of the Mortgaged Property or the interest of Trustor therein, shall have the right to have a receiver or receivers of the Mortgaged Property appointed by any court having jurisdiction, and Trustor hereby irrevocably consents to such appointment. It is Trustor's express intention and agreement pursuant to the provisions of Colorado Revised Statutes § 38-38-602(3) that Beneficiary shall have the right and be absolutely entitled to the appointment of a receiver as provided herein. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers of Beneficiary in case of entry as provided in section 4.2 hereof and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

     4.5 Right to Sue. With or without accelerating the maturity of the Secured Obligations, Beneficiary may sue from time to time for any payment due under any of the Loan Documents, or for money damages resulting from Trustor's default under any of the Loan Documents.

     4.6 Remedies Not Exclusive. Every right, power and remedy granted to Trustee or Beneficiary in this Deed of Trust shall be cumulative and not exclusive, and in addition to all rights, powers and remedies granted at law or in equity or by statute, and each such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Trustee or Beneficiary, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy.

     4.7 Additional Security. If Beneficiary at any time holds additional security for any of the indebtedness or obligations secured hereby, Beneficiary may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.


                                   ARTICLE 5

                                 Miscellaneous

     5.1 Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Colorado.

     5.2 Trustor Waiver of Rights. Trustor hereby waives the right to assert any statute of limitations as a bar to the enforcement of this Deed of Trust or to any action brought to enforce the Note or any indebtedness or obligation secured by this Deed of Trust. Notwithstanding the existence of any other liens or security interests in the Mortgaged Property held by Beneficiary or by any other party, Beneficiary shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Beneficiary shall have the right to determine the order in which the indebtedness secured hereby is satisfied from the proceeds realized upon the exercise of the remedies provided herein. Trustor, any party who consents to this Deed of Trust, and any party who now or hereafter acquires a lien or security interest in the Mortgaged Property and who has actual or constructive notice of this Deed of Trust hereby expressly waives and relinquishes any and all rights to demand or require the marshaling of liens or the marshaling of assets by Beneficiary in connection with the exercise of any of the remedies provided herein or permitted by applicable law. Trustor expressly waives and relinquishes any and all rights and remedies Trustor may have or be able to assert by reason of laws relating to the rights and remedies of sureties or guarantors.

     5.3 Offset Statements,  Tenant Estoppel Certificates.  Trustor,  within ten
(10) days after notice, shall furnish to Beneficiary a written statement stating the unpaid principal of and interest on the Note and any other indebtedness secured by this Deed of Trust and stating whether any offset or defense exists against such principal, interest or indebtedness. In addition, at any time and from time to time, Trustor shall, within fifteen (15) days after written request by Beneficiary, deliver to Beneficiary a certificate executed and acknowledged by Tenant, in the form attached to Tenant's Lease, or such other form as reasonably may be requested, certifying: (i) that Tenant's Lease is unmodified and in full force and effect (or, if there have been modifications, that Tenant's Lease is in full force and effect as modified, and stating the date and nature of each modification); (ii) the "Commencement Date" and the "Expiration Date" determined in accordance with Tenant's Lease and the date, if any, to which all rent and other sums payable thereunder have been paid; (iii) that no notice has been received by Tenant of any default by Tenant thereunder that has not been cured, except as to defaults specified in such certificate; (iv) that Trustor is not in default under Tenant's Lease, except as to defaults specified in such certificate; and (v) such other matters as may be reasonably requested by Beneficiary. Any such certificate may be relied upon by Beneficiary.

     5.4 Reconveyance by Trustee. Upon payment and performance in full of all of the Secured Obligations, Beneficiary will execute and deliver to Trustor such documents as may be required to release this Deed of Trust of record, including the original Note marked "cancelled and paid in full" and a "Request for Release of Deed of Trust."

     5.5 Notices. All approvals, consents, notices and other communications under this Deed of Trust shall be properly given only if made in writing and mailed by certified mail, return receipt requested, postage prepaid, or delivered by hand (including messenger or recognized delivery, courier or air express service) to the party at the address set forth in this Deed of Trust or such other address as such party may designate by notice to the other party. Such approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of such hand delivery if hand delivered. If any such approval, consent, notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any approval, consent, notice or other communication under this Deed of Trust may be given on behalf of a party by the attorney for such party.

      (a) The address of Trustor is 161 Inverness Drive West, Englewood, Colorado 80112, attention: Director of Real Estate, Facilities and Corporate Services, with a copy to Assistant General Counsel at the same address.

     (b) The address of Beneficiary is One Embarcadero Center, 33rd Floor, San Francisco, California 94111, attention: Capital Markets.

     5.6 Beneficiary Statements. Trustor agrees to pay Beneficiary for each statement of Beneficiary requested by or on behalf of Trustor regarding the obligations secured hereby the maximum fee allowed by law or, if there is no maximum fee, such reasonable fee as is then charged by Beneficiary for such statement.

     5.7 Reimbursements. In cases where Beneficiary advances funds on behalf of Trustor or is otherwise entitled to reimbursement from Trustor, Beneficiary shall promptly notify Trustor of the amount for which Beneficiary is demanding reimbursement.

     5.8  Intentionally Deleted.

     5.9 Successors and Assigns. This Deed of Trust applies to, inures to the benefit of and binds all parties hereto, their personal representatives, heirs, successors and assigns. The term "Trustor" includes both the original Trustor and any subsequent owner of the Mortgaged Property or any part thereof. The term "Beneficiary" shall mean the owner and holder of the Note, whether or not named as Beneficiary herein.

     5.10 Interpretation. The captions or headings at the beginning of each Article or section hereof are for the convenience of the parties and are not a part of this Deed of Trust. Whenever the context requires, the singular number includes the plural, and vice versa, and each gender includes each other gender. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "approval," "consent" and "notice" shall be deemed to be preceded by the word "written."

     5.11 Invalidity of Certain Provisions. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the indebtedness or obligations secured hereby, or if such lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially secured portion of such indebtedness and obligations shall be completely paid prior to the payment of the remaining and secured or partially secured portion, and all payments made, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of such indebtedness and obligations that is not secured or not fully secured by the lien of this Deed of Trust. The invalidity of any provision of this Deed of Trust shall not affect the remaining provisions of this Deed of Trust or any part thereof and this Deed of Trust shall be construed as if such invalid provision, if any, had not been inserted herein.

     5.12 Subrogation. To the extent that proceeds of the Note or advances under this Deed of Trust are used to pay any outstanding lien, charge or prior encumbrance against the Mortgaged Property, such proceeds or advances have been or will be advanced by Beneficiary at Trustor's request and Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether such liens, charges or encumbrances are released.

     5.13 Non-waiver. The acceptance by Beneficiary of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare a default as herein provided. To the extent permitted by law, the acceptance by Beneficiary of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of Trustor to pay the entire sum then due, and Trustor's failure to pay such entire sum then due shall be and continue to be a default notwithstanding such acceptance of such amount on account, as aforesaid, and Beneficiary or Trustee shall, at all times thereafter and until the entire sum then due has been paid, and notwithstanding the acceptance by Beneficiary thereafter of further sums on account, or otherwise, be entitled to exercise all rights in this Deed of Trust conferred upon them, or either of them, upon the occurrence of a default, and the right to proceed with a sale under any notice of default, and election to sell, shall in no way be impaired, whether any of such amounts are received prior or subsequent to such notice. Consent or approval by Beneficiary to any transaction or action of Trustor which is subject to consent or approval of Beneficiary hereunder shall not be deemed a waiver of the right to require such consent or approval to future or successive transactions or actions. This Deed of Trust cannot be waived, amended, modified, changed, discharged or terminated orally, but only by an instrument in writing signed by Trustor and Beneficiary.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first hereinabove written.



                              ICG SERVICES, INC., a
                              Delaware corporation



                              By  /s/ H. Don Teague
                                  ------------------------
                              Its Executive Vice President
                                  ------------------------

                                   EXHIBIT A

                       DEED OF TRUST, ASSIGNMENT OF RENTS

                             AND SECURITY AGREEMENT


     All of the real property in the County of Arapahoe, State of Colorado, described as follows:

LOT 1, INVERNESS SUBDIVISION FILING NO. 22, COUNTY OF ARAPAHOE, STATE OF
COLORADO